UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2026 (May 12, 2026)

Cantor Equity Partners III, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42716	98-1576549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CAEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 12, 2026, Cantor Equity Partners III, Inc. (“CAEP”) held an extraordinary general meeting of its shareholders (the “Meeting”), at which the following proposals were submitted to a vote of CAEP shareholders. The proposals listed below are described in more detail in CAEP’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2026, as amended (the “Definitive Proxy Statement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Definitive Proxy Statement, as applicable.

Only CAEP shareholders of record as of the close of business on April 17, 2026, the record date for the Meeting, were entitled to vote at the Meeting. As of the record date, 35,080,000 ordinary shares of CAEP were outstanding and entitled to vote at the Meeting. The final voting results for each matter submitted to a vote of CAEP shareholders (“CAEP Shareholders”) at the Meeting are as follows:

Proposal 1 - The Business Combination Proposal — to approve and adopt, by ordinary resolution, the Business Combination Agreement (as amended, restated or otherwise modified from time to time, the “Business Combination Agreement”), dated as of November 7, 2025, by and among CAEP, AIR Limited, a private limited company incorporated under the laws of Jersey (“AIR”), AIR Holdings Limited, a private limited company incorporated under the laws of Jersey (“Pubco”), Genesis Cayman Merger Sub Limited, a Cayman Islands exempted company (“Cayman Merger Sub”), and Genesis Jersey Merger Sub Limited, a private limited company incorporated under the laws of Jersey (“Jersey Merger Sub”), pursuant to which (a) Cayman Merger Sub will merge with and into CAEP, with CAEP continuing as the surviving entity, and as a result of which CAEP Shareholders will receive one ordinary share of Pubco (a “Pubco Ordinary Share”) for each CAEP Class A ordinary share, par value $0.0001 per share (a “CAEP Class A Ordinary Share”), including each CAEP Class B ordinary share, par value $0.0001 per share (a “CAEP Class B Ordinary Share” and together with the CAEP Class A Ordinary Shares, the “CAEP Ordinary Shares”), that will have automatically converted into CAEP Class A Ordinary Shares pursuant to the CAEP Memorandum and Articles (as defined below), held by such CAEP Shareholder other than any CAEP Class B Ordinary Shares surrendered by Cantor EP Holdings III, LLC (the “Sponsor”) and any CAEP Class A Ordinary Shares that have been validly redeemed (the “Cayman Merger”), and (b) immediately following, Jersey Merger Sub will merge with and into AIR, with AIR continuing as the surviving entity, and as a result of which the shareholders of AIR (the “AIR Shareholders”) will receive Pubco Ordinary Shares in exchange for their interests in AIR (such merger, the “Jersey Merger,” the Jersey Merger together with the Cayman Merger, the “Mergers” and the Mergers together with the other transactions contemplated by the Business Combination Agreement and the ancillary documents thereto, the “Transactions”).

For	Against	Abstain
20,758,868	2,206,105	11,742

Proposal 2 - The Merger Proposal – to approve and authorize, by special resolution, (a) the Cayman Merger and the plan of merger for the Cayman Merger to be entered into by Cayman Merger Sub and CAEP (the “Cayman Plan of Merger”), (b) the amendment and restatement of CAEP’s amended and restated memorandum and articles of association (the “CAEP Memorandum and Articles”) by the deletion in their entirety and the substitution in their place of the form of the memorandum and articles of association of Cayman Merger Sub as in effect immediately prior to the Cayman Effective Time and (c) the amendment of the authorized share capital of CAEP from $55,500 divided into 500,000,000 Class A ordinary shares of a par value of $0.0001 each, 50,000,000 Class B ordinary shares of a par value of $0.0001 each and 5,000,000 preference shares of a par value of $0.0001 each to $55,500 divided into 555,000,000 shares of a nominal or par value of $0.0001 each.

For	Against	Abstain
20,758,868	2,206,105	11,742

Proposal 3 - The Organizational Documents Proposals – to consider and vote, on a non-binding advisory basis, upon separate proposals to approve the material differences between the CAEP Memorandum and Articles and the amended and restated memorandum and articles of association of Pubco (the “A&R Pubco Articles”), specifically to approve:

Proposal A: to change the size and composition of the board of directors of Pubco (the “Pubco Board”) to initially consist of eight (8) directors and that the Pubco Board may increase or reduce the number of directors constituting the Pubco Board.

For	Against	Abstain
20,702,313	2,262,660	11,742

Proposal B: the A&R Pubco Articles will provide that the Pubco Board is divided into three classes, Class I, Class II and Class III, with each class consisting of, as nearly as possible, one-third of the total number of directors, and that the terms of the initial Class I, Class II and Class III directors will expire at the first, second and third annual meeting of the Pubco shareholders, respectively.

For	Against	Abstain
19,703,192	3,236,688	36,835

Proposal C: the A&R Pubco Articles will provide that the Pubco Board may be elected by a simple majority of the votes cast by holders of Pubco Ordinary Shares.

For	Against	Abstain
20,702,313	2,262,660	11,742

Proposal D: the A&R Pubco Articles will provide that general meetings of shareholders of Pubco may be called by the Pubco Board whenever in their judgment such a meeting is necessary or by shareholders who hold not less than ten percent (10%) of the total voting rights of all holders of Pubco Ordinary Shares entitled to vote at an election of the directors of the Pubco Board.

For	Against	Abstain
20,702,313	2,262,660	11,742

Proposal E: the A&R Pubco Articles will provide that a quorum of the Pubco Board may be fixed by the directors, and unless so fixed shall be two (2) directors.

For	Against	Abstain
20,702,313	2,262,660	11,742

Proposal F: the A&R Pubco Articles will provide that Pubco must give written notice to shareholders entitled to attend and vote at a meeting at least fourteen (14) days prior to the general meeting of the holders of Pubco Ordinary Shares, stating the date and time at which the meeting is to be held and the business to be conducted at such meeting.

For	Against	Abstain
20,702,313	2,262,660	11,742

Proposal G: the A&R Pubco Articles will not include an exclusive forum provision.

For	Against	Abstain
20,692,276	2,272,697	11,742

Proposal 4 - The Nasdaq Proposal – to approve, by ordinary resolution, a proposal for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, the issuance of (i) Pubco Ordinary Shares in connection with the Business Combination, (ii) the CAEP Class A Ordinary Shares issuable in repayment of the promissory note in the aggregate principal amount of up to $1,750,000 entered into by CAEP in favor of the Sponsor on June 25, 2025, and (iii) additional Pubco Ordinary Shares that will, upon Closing, be reserved for issuance pursuant to the Incentive Plan, to the extent such issuances would require shareholder approval under Nasdaq Rule 5635.

For	Against	Abstain
20,702,313	2,262,660	11,742

As there were sufficient votes at the time of the Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Definitive Proxy Statement was not presented to CAEP Shareholders. In connection with the Meeting, CAEP Shareholders holding 22,373,640 CAEP Class A Ordinary Shares exercised their rights to redeem such shares for a pro rata portion of the funds in the trust account of CAEP (the “Trust Account”). As a result, approximately $233,804,538.00 (approximately $10.45 per share, inclusive of the $0.15 per share to be funded by the Sponsor pursuant to the Sponsor Note) will be removed from the Trust Account to pay such redeeming CAEP Shareholders. Following such redemptions, CAEP will have 5,226,360 Public Shares outstanding.

In light of receipt of the requisite approvals by CAEP Shareholders described above, CAEP expects the Business Combination to be completed promptly following the satisfaction or waiver of the other conditions to the consummation of the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Transactions involving Pubco, CAEP and AIR, including expectations, intentions, hopes, beliefs, prospects, financial results and plans regarding Pubco, CAEP, AIR, and the Transactions, statements regarding the anticipated benefits and timing of the completion of the Transactions, entry into certain agreements subsequent to the entry into the Business Combination Agreement, the satisfaction of closing conditions to the Transactions, the anticipated commencement of trading on Nasdaq, objectives of management for future operations of Pubco, pro forma ownership of Pubco, the upside potential and opportunity for investors, investor benefits, regulatory conditions, competitive position, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, the satisfaction of closing conditions to the Transactions, and Pubco’s and AIR’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of CAEP’s securities; the risk that the Transactions may not be completed by CAEP’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Transactions; failure to realize the anticipated benefits of the Transactions; the failure of Pubco to obtain or maintain the listing of its securities on any securities exchange after closing of the Transactions; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business; risks related to increased competition in the industries in which Pubco will operate; risks that after consummation of the Transactions, Pubco experiences difficulties managing its growth and expanding operations; challenges in implementing Pubco’s business plan including due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which Pubco’s ordinary shares will be listed or by the SEC, which may impact Pubco’s ability to list Pubco’s ordinary shares and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against Pubco, CAEP or others following the closing of the Transactions, and those risk factors discussed in documents that Pubco and/or CAEP filed, or that will be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Definitive Proxy Statement and the final prospectus of Pubco, dated as of April 22, 2026 and as further supplemented, and other documents filed by CAEP and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of CAEP, AIR and Pubco presently know or that CAEP, AIR and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of Pubco, CAEP or AIR assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Pubco, CAEP or AIR gives any assurance that any of Pubco, CAEP or AIR will achieve its expectations. The inclusion of any statement in this Report does not constitute an admission by Pubco, CAEP or AIR or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2026

CANTOR EQUITY PARTNERS III, INC.

By:	/s/ Brandon Lutnick
Name:	Brandon Lutnick
Title:	Chief Executive Officer

4